SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 1, 2006

MILL BASIN TECHNOLOGIES, LTD.
(Exact name of Registrant as specified in its charter)

Nevada	333-132056	20-4078899

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File number)	Identification No.)

850 Third Avenue, Suite 1801, New York, NY 10022
(Address of principal executive offices) (Zip Code)

(646) 218-1400
(Registrant's Telephone Number, Including Area Code)

Pinewood Imports, Ltd., 1611 Gate Creek Drive, Pearland, TX 77258
(Former Name and Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2-FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets

As contemplated by the Securities Purchase Agreement described in Item 5.01 of this Form 8-K, the stockholders of the Company authorized the Company to discontinue its business operations as conducted prior to the Closing of the transactions which were the subject of that Securities Purchase Agreement and to transfer such operations and the assets relating thereto to Keith S. Barton, former officer, director and stockholder of the Company, in consideration of Mr. Barton’s assuming all of the liabilities relating to such operations and assets. The Board of Directors authorized such actions.

The transfer to Mr. Barton and his assumption of the liabilities was effected on September 5, 2006. Mr. Barton and his wife, Michelle M. Barton, a former officer and director of the Company, indemnified the Company against any loss or expense relating to the transferred operations or assets and also released the Company from any claims which either of them may have had against the Company.

Mr. Barton will have the right to use the name “Pinewood Imports, Ltd.” or any similar name in the conduct of the transferred business operations.

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Change in Control of the Registrant

On September 1, 2005, Keith S. Barton and Michelle M. Barton, principal stockholders of Mill Basin Technologies, Ltd. (then known as Pinewood Imports, Ltd.; the “Company”) and 33 other stockholders, as sellers (each a  “Seller” and collectively, the “Sellers”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Harborview Master Fund LP (“Harborview”) and Diverse Trading Ltd. (“Diverse”), as purchasers (each a “Purchaser” and collectively the “Purchasers”). The Company was also a party to the Securities Purchase Agreement, but received no consideration and undertook no obligations in connection therewith.

Pursuant to the terms of the Securities Purchase Agreement the Sellers sold an aggregate of 10,044,600 shares of the Company’s common stock (the “Shares”), representing 98.96% of the outstanding shares, to the Purchasers for an aggregate purchase price of $685,000, all of which was paid at the closing held on September 1, 2006 (the “Closing”). Each Purchaser paid half of such aggregate purchase price.

As a result of these transactions, the Purchasers now own the following number of the Company's shares and the following respective percentages of the outstanding common stock of the Company:

Name	Number of Shares Acquired	Percentage of Company
------------------------------------	------------------------------------	------------------------------------

Harborview Master Fund LP (1)	5,022,300	49.48%
Diverse Trading Ltd. (2)	5,022,300	49.48%

(1) Richard Rosenblum and David Stefansky are principals of the general partner of Harborview and have voting control and investment discretion over the shares held by Harborview. Mr. Rosenblum is President, Chief Executive Officer and Chief Financial Officer and a director of the Company. Mr. Stefansky is Secretary and a director of the Company. Both Mr. Rosenblum and Mr. Stefansky disclaim beneficial ownership of the shares of the Company held by Harborview.

(2) Joseph Franck is principal of the investment manager of the parent entity of Diverse and has voting control and investment discretion over the shares held by Diverse. Mr. Franck disclaims beneficial ownership of the shares of the Company held by Diverse.

None of the Purchasers are affiliated. Diverse has orally agreed to vote its shares for the election of directors recommended by Harborview. There are no other agreements or understandings among the Purchasers as to how they will vote with respect to other matters or how they will transfer or otherwise dispose of their shares.

Each Purchaser used its own working capital to acquire the Shares from the Sellers. None of the Purchasers borrowed any funds to acquire the Shares.

Prior to the Closing of the transactions contemplated by the Securities Purchase Agreement, the Purchasers were not affiliated with the Company (except that, immediately prior to and in anticipation of the Closing, Mr. Rosenblum was elected as a director of the Company). Each of the Purchasers will be deemed an affiliate of the Company after the Closing as a result of their stock ownership interest in the Company.

Simultaneous with the Closing, Keith S. Barton and Michelle M. Barton resigned as officers and directors of the Company. To fill the vacancies, (i) Richard Rosenblum was elected as President, Chief Executive Officer and Chief Financial Officer of the Company and David Stefansky was elected as Secretary of the Company and (ii) David Stefansky was elected as a director.

Under the terms of the Securities Purchase Agreement, the Purchasers agreed that within 30 days after they Closing, they would cause the Company to discontinue its business operations as conducted by the Company prior to the Closing and to transfer such business and the related assets to Keith S. Barton, the former Chief Executive Officer, director and stockholder of the Company, in consideration of his assumption of the liabilities relating to such business operations. Such transfer was effected, with written stockholder approval, on September 5, 2006. Mr. Barton and his wife, Michelle M. Barton, a former officer and director of the Company, indemnified the Company from and against any losses or expenses incurred by the Company with respect to such operations or assets. Mr. Barton and Mrs. Barton each released the Company from any claims they might have against the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 1, 2006, Keith S. Barton and Michelle M. Barton, who had been officers and directors of the Company resigned from those positions.

By Board action on September 1, 2006, Richard Rosenblum, who had been elected as a director of the Company prior to the Closing, was elected as President, Chief Executive Officer and Chief Financial Officer of the Company, and David Stefansky was elected as Secretary of the Company and as a director of the Company. Richard Rosenblum and David Stefansky are principals of the general partner of Harborview, one of the Purchasers. Neither of them has an employment agreement with the Company.

Richard Rosenblum, age 47, has been a principal of Harborview Advisors, LLC, which is the general partner of Harborview Master Fund LP, since its inception in 2004. Mr. Rosenblum graduated from the State University of New York at Buffalo in 1981, Summa Cum Laude, with a degree in Finance and Accounting. From 2001 until 2004, he was a Managing Director of Investment Banking for vFinance, Inc., a middle market investment banking an brokerage organization, which holds his Series 7 license and through which Mr. Rosenblum currently has the capacity to provide investment banking services and to provide advisory services. Mr. Rosenblum sits on the Board of Directors of several companies, both public and private.

David Stefansky, age 35, has been a principal of Harborview Advisors, LLC, which is the general partner of Harborview Master Fund LP, since its inception in 2004. He is a member of various boards of private and not-for-profit organizations. From 2001 until 2004, Mr. Stefansky was a Managing Director at vFinance, Inc., which holds his Series 7 license and through which Mr. Stefansky currently has the capacity to provide investment banking services and to provide advisory services.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events

On August 18, 2006, the Company repurchased and retired 50,000 shares of its common stock from five stockholders for nominal consideration.

On September 6, 2006, with the authorization of the Board of Directors and the written consent of the Purchasers, representing 98.96% of the outstanding shares of the Company’s common stock, an amendment to the Company’s certificate of incorporation was filed in the office of the Secretary of State of Nevada, changing the Company’s name to “Mill Basin Technologies, Ltd.”

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.3 - Amendment to Articles of Incorporation, as filed with the Secretary of State of Nevada on September 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILL BASIN TECHNOLOGIES, LTD.
(formerly Pinewood Imports, Ltd.)

Date: September 7, 2006	By:	/s/Richard Rosenblum
Richard Rosenblum
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.3	Amendment to Articles of Incorporation, as filed with the Secretary of State of Nevada on September 6, 2006